Rational Dividend Capture Fund

Class A Shares: HDCAX    Class C Shares: HDCEX    Institutional Shares: HDCTX

SUMMARY PROSPECTUS

May 1, 2017

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at http://rationalmf.com/literature-forms/. You can also get this information at no cost by calling 800-253-0412, emailing info@rationalmf.com  or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated May 1, 2017, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

Investment Objective: The Fund’s investment objective is to seek total return on investment, with dividend income an important component of that return.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 75 and Appendix A - Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Waivers and Reductions of Up-Front Sales Charge on Class A Shares on page 65.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price)	None	1.00%(1)	1.00%(2)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares	Class A Shares	Class C Shares
Management Fees	0.75%	0.75%	0.75%
Distribution (12b-1) Fees	None	0.25%	1.00%
Other Expenses (including shareholder services fee of 0.25% applicable to Institutional Shares and Class A Shares only)	0.67%	0.67%	0.42%
Acquired Fund Fees and Expenses(3)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.43%	1.68%	2.18%
Fee Waivers and/or Expense Reimbursements(4)	(0.42)%	(0.42)%	(0.42)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.01%	1.26%	1.76%

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(1) In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a contingent deferred sales charge of 1.00% of the redemption amount applies to Class A Shares redeemed up to 24 months after purchase under certain investment programs where an investment professional received an advance payment on the transaction.

(2) Maximum Deferred Sales Charge on Class C Shares applies to shares sold within 12 months of purchase.

(3) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

(4)The Fund’s investment advisor, Rational Advisors, Inc. (the “Advisor”) has contractually agreed to waive all or a portion of its management fee and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than 1.00%, 1.25%, and 1.75% of the Institutional Shares, Class A Shares, and Class C Shares, daily net assets, respectively, through April 30, 2018. This arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees. Under certain conditions, the Advisor may recapture operating expenses waived and/or reimbursed under this agreement for a period of three years after the fees were waived or reimbursed, if the recapture can be achieved within the lesser of the expense limits in effect at the time of waiver and the expense limits in effect at the time of recapture.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5%, operating expenses remained the same, and that the expense reduction/reimbursement remains in place for the contractual periods only. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$103	$411	$742	$1,677
Class A Shares	$597	$940	$1,307	$2,334
Class C Shares – no redemption	$179	$642	$1,131	$2,481
Class C Shares – with redemption	$279	$642	$1,131	$2,481

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 159% of the average value of its portfolio.

Principal Investment Strategy

The Fund will invest at least 80% of its net assets, plus the amount of borrowings for investment purposes, in dividend-paying stocks. The dividend-paying stocks in which the Fund may invest include common stock, preferred stocks, real estate investment trusts (“REITs”), business development companies (“BDCs”) and master limited partnerships (“MLPs”). The Fund may invest in these securities either directly or indirectly through investment in exchange traded funds (“ETFs”).

The Fund generally invests in U.S. corporations with market capitalizations of $2 billion or more. Quantitative and fundamental analysis is used to select high quality dividend paying stocks. The analysis is focused on the sustainability of the dividend, the growth and the valuation of the stock versus its historical valuation and the future prospects. The Advisor selects stocks that rank most highly based on the combination of these characteristics. Positions are sold when they no longer rank favorably or when they no longer provide the targeted risk adjusted returns.

Principal Investment Risks

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

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The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Equity Securities Risk. The price of equity securities in the Fund’s portfolio will fluctuate based on actual or perceived changes in a company’s financial condition and on market and economic conditions.

Investment Style Risk. The type of securities in which a Fund invests may underperform other assets or the overall market.

Management Risk. The Advisor’s selection of securities for the Fund may cause the Fund to underperform similar funds or relevant benchmarks.

Manager Risk. The portfolio manager’s judgment about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired result.

Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.

Medium (Mid) Capitalization Stock Risk.   The earnings and prospects of mid-capitalization companies are more volatile than larger companies, they may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures.

MLP and MLP-Related Securities Risk. Investments in MLPs and MLP-related securities involve risks different from those on investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks (which could occur if the MLP raises capital and then invests it in projects whose return fails to exceed the cost of capital raised) and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs or MLP-related securities could enhance or harm the overall performance of the Fund.

•	MLP Tax Risk. MLPs, typically, do not pay U.S. federal income tax at the partnership level. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income, as compared to a MLP that is not taxed as a corporation.

Preferred Stock Risk. Typically, a rise in interest rates causes a decline in the value of preferred stocks. Preferred stocks are also subject to credit and default risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payment. Issuers of securities may redeem their securities prior to maturity at a price below their current market value.

Real Estate/REIT Risk. The Fund’s investments in REITs are subject to the same risks as direct investments in real estate, including sensitivity to general economic downturns and the volatility of local real estate markets. REITs may have limited financial resources and their securities may trade infrequently and in limited volume, and thus they may be more volatile than other securities.

Underlying Fund Risk. Other investment companies including ETFs and BDCs (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.

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As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, by the sub-adviser expects the principal investment risks of such Underlying Funds will be similar to the risks of investing in the Fund.

For more information, please see “Principal Investment Strategies and Risks.”

Performance: The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund by showing the total return of its Institutional shares for each full calendar year, and by showing how its average returns compare over time with those of a broad measure of market performance. Although Class A and Class C shares would have similar annual returns to Institutional shares because the classes are invested in the same portfolio of securities, the returns for Class A and Class C shares will be lower than Institutional shares because Class A and Class C shares have higher expenses than Institutional shares. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 1-800-253-0412.

The Fund changed its investment strategy effective May 1, 2016. Performance information for the period prior to May 1, 2016 does not reflect the current investment strategy.

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 23.66% (quarter ended June 30, 2009), and the lowest return for the quarter was (17.31)% (quarter ended March 31, 2009). The Fund’s Institutional shares year-to-date return for the period ended March 31, 2017 was 0.74%.

Average Annual Total Returns

(for the periods ended, December 31, 2016)

Institutional Shares	1 Year	5 Year	10 Year
Return Before Taxes	6.15%	8.62%	4.18%
Return After Taxes on Distributions	5.33%	5.60%	1.83%
Return After Taxes on Distributions and Sale of Fund Shares	4.14%	5.85%	2.41%
Class A Shares
(with 4.75% sales charge) Return Before Taxes	0.85%	7.31%	3.42%
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Standard & Poor’s 500 Total Return Index® (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	6.95%
Class C Shares			Since inception (1/2/2014)
Return Before Taxes	5.34%	-	3.45%
Standard & Poor’s 500 Total Return Index® (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	9.21%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Institutional shares. After-tax returns for other share classes will vary.

Investment Advisor and Portfolio Managers

Advisor: Rational Advisors, Inc. (“Rational”) is the Fund’s investment advisor (the “Advisor”).

Sub-Advisor: PVG Asset Management Corporation (“PVG”) is the Fund’s investment sub-advisor (the “Sub-Advisor”).

Portfolio Managers: Patrick S. Adams, Chief Executive Officer and Lead Portfolio Manager of the Sub-Advisor, and Rick Garcia, President and a Portfolio Manager of the Sub-Advisor, serve as the Fund’s portfolio managers and are primarily responsible for the day-to-day management of the Fund. Mr. Adams serves as the Fund’s Lead Portfolio Manager. Messrs. Adams and Garcia have served the Fund in these capacities since January 2017.

Purchase and Sale of Fund Shares: The minimum initial purchase for the Fund’s Class A, Class C, and Institutional is $1,000. For Class A Shares and Class C Shares, the minimum subsequent investment is $50; for Institutional Shares, the minimum subsequent investment is $500. For Class A Shares, Class C Shares, and Institutional Shares, the minimum initial and subsequent investment through the Systematic Investment Program (“SIP”) is $50.

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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